UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule §240.14a-12

F.N.B. Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
F.N.B. CORPORATION
2022 Annual Meeting
Vote by May 9, 2022 11:59 PM ET. For shares held in a Plan, vote by May 6, 2022 11:59 PM ET.
C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717
D75405-P66084
You invested in F.N.B. CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 10, 2022.
Get informed before you vote
View the Notice, 2022 Proxy Statement, 2021 Annual Report and 2021 Form 10-K online OR you can receive a free paper copy of voting material(s) by requesting prior to April 26, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@ proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
May 10, 2022 8:30 AM Eastern Time
Virtually at: www.virtualshareholdermeeting.com/FNB2022
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election of 11 Directors
Nominees:
01) Pamela A. Bena 04) Vincent J. Delie, Jr. 07) Frank C. Mencini 10) John S. Stanik For 02) William B. Campbell 05) Mary Jo Dively 08) David L. Motley 11) William J. Strimbu 03) James D. Chiafullo 06) David J. Malone 09) Heidi A. Nicholas
2. Approval and adoption of the F.N.B. Corporation 2022 Incentive Compensation Plan. For
3. Advisory approval of the 2021 named executive officer compensation. For
4. Ratification of appointment of Ernst & Young LLP as F.N.B.’s independent registered public accounting firm for the 2022
For fiscal year.
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D75406-P66084